SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 27, 2006
Expedia, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51447 (Commission File Number)	20-2705720 (IRS Employer Identification Number)

3150 139th Avenue S.E., Bellevue, Washington (Address of Principal Executive Offices)	98005 (Zip Code)

Registrant’s telephone number, including area code:	(425) 679-7200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(a)   Departure of Directors or Principal Officers
     On February 27, 2006, Gregory B. Maffei submitted his resignation as a member of the Board of Directors of Expedia, Inc. (“Expedia”). Mr. Maffei did not serve on any committee of the Board of Directors. Mr. Maffei had been nominated by Liberty Media Corporation (“Liberty”), a stockholder of Expedia. Pursuant to a Governance Agreement between Expedia, Liberty and Barry Diller, dated as of August 9, 2005, Liberty has the contractual right to nominate two directors for election to the Board so long as certain stock ownership requirements are satisfied. Liberty has nominated William R. Fitzgerald to replace Mr. Maffei.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.
Date: March 2, 2006	By:	/s/ KEENAN M. CONDER
	Name:	Keenan M. Conder
	Title:	Senior Vice President and General Counsel